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                                                                    EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Hussmann International, Inc.:

We consent to the use of our report included and incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus and prospectus supplement.

St. Louis, Missouri
May 18, 1998

                                   KPMG PEAT MARWICK LLP
                                   /s/ KPMG Peat Marwick LLP